UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date of earliest event reported): January 27, 2012

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (954) 769-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
AutoNation, Inc. is filing this Current Report on Form 8-K to file the computation of its ratio of earnings to fixed charges for the nine months ended September 30, 2011 and each of the five years from 2006 through 2010 as an exhibit for incorporation by reference into its Registration Statement on Form S-3 (File No. 333-157354).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

12.1	Computation of ratio of earnings to fixed charges.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: January 27, 2012	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

12.1	Computation of ratio of earnings to fixed charges.